GoodHaven Fund
Schedule of Investments
as of August 31, 2024 (Unaudited)

COMMON STOCKS - 75.3%	Shares	Value
Banks-Diversified - 5.8%
Bank of America Corp.	359,500	$14,649,625
JPMorgan Chase & Co.	8,000	1,798,400
		16,448,025

Capital Markets - 5.2%
Jefferies Financial Group, Inc.	242,512	14,538,594

Diversified Holding Companies - 14.5%
Berkshire Hathaway, Inc. - Class B (a)	85,800	40,833,936

General Building Materials - 6.2%
Builders FirstSource, Inc. (a)	99,400	17,295,600

Government Agency - 0.1%
Federal National Mortgage Association (a)	200,000	240,000

Home Builder - 3.9%
Lennar Corp. - Class B	65,036	10,980,028

Industrial Conglomerate - 4.9%
EXOR NV	123,262	13,707,132

Insurance - 0.0%(b)
Brookfield Reinsurance Ltd. (a)	252	12,721

Interactive Media & Services - 6.2%
Alphabet, Inc. - Class C	106,200	17,534,682

Investment Management - 6.2%
Brookfield Asset Management Ltd. - Class A	9,201	375,033
Brookfield Corp.	154,548	7,770,673
KKR & Co., Inc.	75,000	9,282,750
		17,428,456

Machinery, Equipment, and Supplies Merchant Wholesalers - 0.6%
Global Industrial Co.	47,805	1,601,468

Mortgage Banking - 0.5%
Guild Holdings Co. - Class A	85,011	1,287,067

Oil & Gas Equipment & Services - 4.0%
TerraVest Industries, Inc.	158,300	11,355,219

Oil & Gas Exploration & Production - 7.4%
Devon Energy Corp.	254,161	11,381,330
Vitesse Energy, Inc.	369,254	9,548,908
		20,930,238

Oil & Gas Infrastructure - 1.0%
Hess Midstream LP - Class A	75,667	2,826,162

Property/Casualty Insurance - 4.5%
Chubb Ltd.	13,000	3,694,340
The Progressive Corp.	35,000	8,827,000
		12,521,340

Real Estate - 1.3%
Camden Property Trust	29,500	3,693,400

Specialty Retail - 1.3%
Academy Sports & Outdoors, Inc.	68,150	3,780,962

Technology Distributors - 1.7%
Arrow Electronics, Inc. (a)	34,500	4,660,260
TOTAL COMMON STOCKS (Cost $96,843,286)		211,675,290

WARRANTS - 1.5%	Contracts	Value
Oil & Gas Exploration & Production - 1.5%
Occidental Petroleum Corp., Expires August 03, 2027, Exercise Price $22.00 (a)	118,522	4,150,641
TOTAL WARRANTS (Cost $4,565,163)		4,150,641

PREFERRED STOCKS - 0.4%	Shares	Value
Government Agency - 0.4%
Federal National Mortgage Association	–	$–
Series E, 5.10%, Perpetual	7,750	54,289
Series N, 5.50%, Perpetual	31,037	189,326
Series R, 7.63%, Perpetual	69,980	225,475
Series T, 8.25%, Perpetual	216,881	821,979
TOTAL PREFERRED STOCKS (Cost $929,908)		1,291,069

SHORT-TERM INVESTMENTS - 19.1%
U.S. Treasury Bills - 19.1%	Par
5.28%, 09/19/2024 (c)	19,000,000	18,955,878
5.28%, 10/10/2024 (c)	4,000,000	3,978,900
5.29%, 11/07/2024 (c)	11,000,000	10,900,337
5.20%, 12/05/2024 (c)	20,000,000	19,747,763
TOTAL SHORT-TERM INVESTMENTS (Cost $53,554,575)		53,582,878

TOTAL INVESTMENTS - 96.3% (Cost $155,892,932)		$270,699,878
Money Market Deposit Account - 3.6% (d)		10,246,214
Other Assets in Excess of Liabilities - 0.1%		146,280
TOTAL NET ASSETS - 100.0%		$281,092,372

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)	The rate shown is the effective yield.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of August 31, 2024 was 5.13%.

GoodHaven Fund
Summary of Fair Value Disclosure as of August 31, 2024 (Unaudited)

The GoodHaven Fund (the "Fund") utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of August 31, 2024.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$211,675,290	$–	$–	$211,675,290
Warrants	4,150,641	–	–	4,150,641
Preferred Stocks	1,236,780	54,289	–	1,291,069
Short-Term Investments	–	53,582,878	–	53,582,878
Total Investments	$217,062,711	$53,637,167	$–	$270,699,878

Refer to the Schedule of Investments for industry classifications.